UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22395

PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND

 (Exact name of registrant as specified in charter)

PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND

1233 Haddonfield – Berlin Road, Suite #7

Voorhees,  NJ 08043

(Address of principal executive offices)(Zip code)

Peter C. Zeuli

Philadelphia Investment Partners, LLC

1233 Haddonfield – Berlin Road, Suite #7

Voorhees,  NJ 08043

 (Name and address of agent for service)

Registrant's telephone number, including area code: (856) 210-6779

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PHILADELPHIA INVESTMENT PARTNERS

NEW GENERATION FUND

Ticker: PIPGX

ANNUAL REPORT

March 31, 2015

Managers Commentary

May 26, 2015

Dear Fellow Shareholder:

The Philadelphia Investment Partners (“PIP”) New Generation Fund’s Net Asset Value (NAV) at its fiscal year-end of March 31st, 2015 was $12.83.  The Fund was down 9.18% for the 1-year period ended 03/31/2015 and up 0.75% (Annualized) since inception (Inception Date 06/08/2011).  Due to the composition of the Fund and the asset classes the Fund represents, we have decided to add to the Fund’s benchmarks.  We will continue to have the Fund benchmarked against the S&P 500 index due to the Fund having US Large Capitalization exposure as well as the Index being a well-recognized benchmark. We are adding the Morningstar Long/Short Index as a benchmark due to the Fund being long/short as well as the Fund being located within the Morningstar Long/Short category.  This index generally includes funds with exposure to US equities. We are also adding Morningstar’s Global Long/Short Index as a benchmark because this index generally includes long/short funds with exposure to both US and global related equities.  For the 1-year period ended 03/31/2015 and since inception (06/08/2011) periods, respectively, the Funds’ benchmarks performed as follows: S&P 500 12.73% & 15.73%; Morningstar Long/Short 3.16% & 4.25%; Morningstar Global Long/Short  -1.63% % & 2.24%.

The Fund’s absolute underperformance during the past fiscal year can be attributed primarily to the Fund’s asset allocation and secondarily to the below average “Net-Long” exposure relative to the S&P 500 Index and the long/short funds in the Morningstar Long-Short Index.  As of March 31, 2015, the Fund deployed assets in the following areas: US Domestic equities (Large & Small Capitalization), International equities and Commodity driven issues.  The allocation to International equities and Commodity related issues is unique to the Fund among funds in the Morningstar Long/Short Index.  During periods when those asset classes perform well, the Fund should deliver incrementally higher returns compared with other long/short funds that don’t have those same types of exposures.  However, as was the case over the last 12 months, with an emphasis on 4Q 2014, the allocation to International equities and Commodity related issues caused the Fund to underperform the Morningstar Long/Short Index on an absolute basis.   With respect to the “Net-Long” ratio, the Fund posted an average Net-Long ratio of roughly 70% for the previous 12–months.   This compares with an approximate average Net-Long ratio of 85% for the Morningstar Long /Short Index.  The biggest impact of the lower Net-Long ratio was in the exposure to US Large Capitalization equities whose traditional benchmark is the S&P 500 Index.  In up trending markets, which was the case for the previous 12 months, the lower Net-Long ratio resulted in a drag to absolute performance when compared to the Morningstar Long/Short Index, as well as the S&P 500 Index (which is 100% Net-Long).  U.S. Large Capitalization equities also significantly outperformed other asset classes, which is another reason the Fund has significantly underperformed the S&P Index.

The PIP New Generation Fund utilizes a proprietary long/short investment strategy of deploying assets into 4 separate asset classes: US Large Cap, US Small Cap, International and Commodities.  Each asset class operates as a stand-alone long/short portfolio not only to maintain diversification, but also to potentially produce Alpha (i.e. outperformance) relative to its respective benchmarks.  This is achieved by concentrating the portfolio in industries and/or sectors the portfolio manager feels would be beneficial to the overall portfolio.  PIP’s portfolio manager selects the individual portfolio positions through a proprietary “Relative Value” model.  The model utilizes various factors to compare each potential investment with the average of the sector’s peer group in order to discover potential investment opportunities.

In the long-term, we feel the Fund’s current make-up should prove to be a value-added proposition for its shareholders, as well as providing additional benefits in the overall portfolio management process.  We believe our Fund and its global, long/short investment approach is most effective as a complementary investment tool when used within a traditional, long only asset allocation model.  The Fund’s use within such a model may prove beneficial by lowering the beta, correlation and standard deviation level within the overall portfolio.  We feel our Fund is, and will continue to be, a value-added investment option for the foreseeable future.

In closing, we feel that due to the Fund’s global-macro, fundamental investment style coupled with its long/short allocation, the PIP New Generation Fund (“PIPGX”) is well positioned to take advantage of the uncertain nature of the global equity markets.   One of the biggest endeavors of a new mutual fund is to attract new investors who believe in your firm and its investment strategy.  With that being said, we cannot stress enough our extreme gratitude to our shareholders for believing in our philosophy and in us. Thank you very much for investing alongside us in the PIP New Generation Fund.

Best regards,

Peter C. Zeuli, CFA

CIO/Head Portfolio Manager

pzeuli@piplp.com

PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS AS OF 3/31/2015

	One Year	Three Year	Since Inception	Ending Value
Philadelphia Investment Partners New Generation Fund	-9.18%	-0.32%	0.75%	$10,287
S&P 500 Index	12.73%	16.13%	15.73%	$17,451
Morningstar Global Long/Short Index	-1.63%	7.31%	2.24%	$10,881
Morningstar Long/Short Index	3.16%	5.68%	4.25%	$ 11,718

This chart assumes an initial investment of $10,000 made on the closing of June 8, 2011 (commencement of investment operations). Total return is based on the change in NAV, and assumes reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. The Fund's performance reflects the deduction for fees and expenses. The Fund's performance is measured against the S&P 500. Investors cannot invest directly in an index.

The Morningstar Global Long/Short Index is a fully collateralized futures index that offers a diversified exposure to global markets through highly liquid exchange listed futures contracts in equity indices. The Morningstar Global Long/Short Equity Index has the ability to go both long and short, providing greater flexibility and the potential to capture both upward and downward movements in price.

The Morningstar Long/Short Index is an index of all long/short funds located within the Morningstar long/short category. Some funds that fall into this category are market neutral - dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market's fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase.

PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND

GRAPHICAL ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities are represented as a percentage of the portfolio of investments.

Cash Equivalents 6.05%
Consumer Cyclical 5.92%
Energy 5.54%
Exchange Traded Funds 32.21%
Financial Services 12.42%
Healthcare 7.12%
Industrials 4.78%
Limited Partnerships 7.68%
Technology 18.28%

Sectors are categorized using Morningstar® classifications.

Portfolio composition is subject to change.

Excludes securities sold short and options written.

	Philadelphia Investment Partners New Generation Fund
	Schedule of Investments
	March 31, 2015

Shares		Value

COMMON STOCK - 61.90%

Biological Products (No Diagnostic substances) - 3.52%
3,500	Gilead Sciences, Inc. (*) (***) (a) (b)	$ 343,455

Crude Petroleum & Natural Gas - 3.76%
4,000	EOG Resources, Inc. *** (a) (b)	366,760

Diversified Investments - 4.82%
2,500	Goldman Sachs Group, Inc. *** (a) (b)	469,925

General Entertainment - 3.58%
300	Priceline.com, Inc. (*) (***) (a) (b)	349,245

Internet Information Providers - 5.40%
950	Google Inc. Class A *** (a) (b)	526,965

Major Integrated Oil & Gas - 3.23%
3,000	Chevron Corp. ADR *** (a) (b)	314,940

Personal Computers - 5.74%
4,500	Apple, Inc. *** (a) (b)	559,936

Pharmaceutical Preparations - 5.46%
2,500	Alexion Pharmaceuticals, Inc. (*) (***) (a) (b)	433,250
10,000	Rexahn Pharmaceuticals, Inc. *	7,300
30,000	Rosetta Genomics, Ltd. (Israel) *	92,400
		532,950
Property & Casualty Insurance - 4.57%
4,000	ACE Ltd. (Switzterland) *** (a) (b)	445,960

Semiconductor-Broad Line - 5.86%
4,500	Avago Technologies Ltd. (Singapore) *** (a) (b)	571,410

Services-Advertising - 0.07%
1,250	Angie's List, Inc. *	7,337

Services-Computer Programming Services - 5.44%
8,500	Cognizant Technology Solutions Corp. Class A (*) (***) (b)	530,315

Shipping - 6.03%
39,750	Ship Finance International Ltd. (Bermuda) *** (b)	588,300

Specialty Eateries - 3.88%
4,000	Starbucks Corp. *** (a) (b)	378,800

Specialty Finance - 0.54%
25,000	Vogogo, Inc. (Canada) *	53,267

TOTAL COMMON STOCK (Cost $5,450,171) - 61.90%		$ 6,039,565

EXCHANGE TRADED FUNDS - 40.62%
13,750	Global X MSCI Argentina ETF	288,200
5,000	iShares Currency Hedged MSCI EAFE	139,400
18,500	iShares MSCI Germany ETF *** (a) (b)	552,040
19,000	iShares MSCI Hong Kong ETF *** (b)	416,670
32,500	iShares MSCI Japan ETF *** (a) (b)	407,225
26,000	iShares MSCI Malaysia *** (b)	345,540
6,500	iShares MSCI Mexico Capped *** (a)	376,740
6,000	iShares MSCI South Africa ETF *** (a) (b)	402,120
1,750	iShares Nasdaq Biotechnology (a) (b)	601,002
500	PowerShares DB Energy ETF * (a) (b)	7,940
31,500	PowerShares DB Oil ETF (*) (***) (b)	424,935
30	Vanguard MSCI Europe ETF ***	1,627

TOTAL EXCHANGE TRADED FUNDS (Cost $3,910,929) - 40.62%		$ 3,963,439

LIMITED PARTNERSHIPS - 9.69%
10,000	Blackstone Group L.P. *** (b)	388,900
42,000	United States Natural Gas Fund, L.P. (*) (***) (a) (b)	556,080

TOTAL LIMITED PARTNERSHIPS (Cost $894,468) - 9.69%		$ 944,980

PUT OPTIONS - 3.50% *

Shares Subject	Underlying Security
to Put	Expiration Date/Exercise Price

	ACE Ltd.
4,000	May 2015 Put @ $100.00	1,400

	Apple, Inc.
4,000	May 2015 Put @ $115.00	8,140

	Alexion Pharmaceuticals, Inc.
3,500	May 2015 Put @ $165.00	19,250

	Amazon.com, Inc.
3,000	April 2015 Put @ $345.00	2,325

	Avago Technologies Ltd.
2,500	April 2015 Put @ $115.00	1,875

	Blackstone Group L.P.
12,000	June 2015 Put @ $34.00	5,280

	Chevron Corp.
3,000	June 2015 Put @ $90.00	2,415

	Cognizant Technology Solutions Corp.
6,000	April 2015 Put @ $52.50	300

	DryShips, Inc.
125,000	September 2015 Put @ $0.50	6,250

	EOG Resources, Inc.
4,000	April 2015 Put @ $82.50	740

	Facebook, Inc.
1,500	April 2015 Put @ $70.00	45

	Gilead Sciences Inc.
4,000	May 2015 Put @ $90.00	6,420

	The Goldman Sachs Group, Inc.
2,500	April 2015 Put @ $155.00	237

	Google, Inc., Class A
900	May 2015 Put @ $500.00	2,925

	Herbalife Ltd.
5,000	August 2015 Put @ $25.00	8,025

	Herbalife Ltd.
7,500	April 2015 Put @ $30.00	1,163

	iShares MSCI Germany ETF
11,000	April 2015 Put @ $23.00	550

	iShares MSCI Germany ETF
15,000	April 2015 Put @ $28.00	1,500

	iShares MSCI Hong Kong ETF
9,500	September 2015 Put @ $19.00	2,138

	iShares MSCI Japan ETF
30,000	June 2015 Put @ $11.00	1,350

	iShares MSCI Malaysia
15,000	April 2015 Put @ $13.00	3,000

	iShares MSCI Mexico Capped
8,000	September 2015 Put @ $50.00	9,720

	iShares MSCI South Africa ETF
2,000	April 2015 Put @ $63.00	600

	iShares MSCI South Africa ETF
1,000	April 2015 Put @ $65.00	650

	iShares Nasdaq Biotechnology
1,000	June 2015 Put @ $305.00	5,500

	Keurig Green Mountain, Inc.
1,500	September 2015 Put @ $105.00	14,813

	Lumber Liquidators Holdings, Inc.
10,000	April 2015 Put @ $22.00	4,000

	The Manitowoc Company, Inc.
7,500	September 2015 Put @ $18.00	6,375

	Market Vectors Russia ETF
4,000	May 2015 Put @ $12.00	200

	Priceline.com, Inc.
200	April 2015 Put @ $1,105.00	940

	PowerShares DB Energy ETF
29,500	July 2015 Put @ $17.00	63,425

	PowerShares DB Oil ETF
50,500	July 2015 Put @ $13.00	39,137

	Ship Finance International Ltd.
25,000	May 2015 Put @ $12.50	2,500

	SPDR S&P 500 ETF
2,500	September 2015 Put @ $210.00	27,938

	SPDR S&P 500 ETF
2,500	May 2015 Put @ $210.00	14,337

	Starbucks Corp.
5,000	April 2015 Put @ $75.00	50

	The Toronto-Dominion Bank
3,500	April 2015 Put @ $37.50	175

	United States Natural Gas Fund, L.P.
40,000	July 2015 Put @ $12.00	23,000

	Vanguard FTSE Europe ETF
8,000	June 2015 Put @ $56.00	21,800

	Vanguard FTSE Europe ETF
8,000	September 2015 Put @ $56.00	31,200

	Total Put Options (Premiums Paid $474,521) - 3.50%	$ 341,688

CALL OPTIONS - 2.78% *

Shares Subject	Underlying Security
to Call	Expiration Date/Exercise Price

	Amazon.com Inc.
3,000	April 2015 Call @ $385.00	8,175

	Caterpillar Inc.
2,000	May 2015 Call @ $87.50	600

	DryShips, Inc.
200,000	September 2015 Call @ $1.00	17,000

	Facebook, Inc.
1,500	April 2015 Call @ $80.00	4,575

	Freeport-McMoran, Inc.
10,000	May 2015 Call @ $23.00	1,350

	Freeport-McMoran, Inc.
10,000	May 2015 Call @ $29.00	200

	Herbalife Ltd.
10,000	April 2015 Call @ $40.00	37,750

	Herbalife Ltd.
5,000	August 2015 Call @ $42.50	35,500

	Keurig Green Mountain, Inc.
1,500	September 2015 Call @ $135.00	8,737

	Lumber Liquidators Holdings, Inc.
10,000	April 2015 Call @ $38.00	3,750

	The Manitowoc Company, Inc.
7,500	September 2015 Call @ $24.00	9,188

	Market Vectors Russia ETF
4,000	May 2015 Call @ $15.00	9,400

	Microsoft Corp.
5,000	April 2015 Call @ $49.00	50

	PowerShares DB Energy ETF
27,500	July 2015 Call @ $19.00	12,375

	PowerShares DB Oil ETF
19,500	July 2015 Call @ $15.00	7,800

	PowerShares DB Oil ETF
20,000	July 2015 Call @ $16.00	4,000

	RadioShack Corp.
35,000	April 2015 Call @ $1.00	1,750

	Rosetta Genomics, Ltd.
20,500	July 2015 Call @ $2.50	17,425

	Rosetta Genomics, Ltd.
7,500	April 2015 Call @ $5.00	750

	Rosetta Genomics, Ltd.
20,500	July 2015 Call @ $5.00	5,638

	Ship Finance International Ltd.
15,500	May 2015 Call @ $15.00	7,362

	SPDR S&P 500 ETF
2,500	September 2015 Call @ $210.00	15,937

	SPDR S&P 500 ETF
2,500	May 2015 Call @ $210.00	5,562

	Tesla Motors, Inc.
4,400	April 2015 Call @ $215.00	2,266

	Twitter, Inc.
3,000	April 2015 Call @ $50.00	4,920

	Twitter, Inc.
7,500	April 2015 Call @ $54.00	3,188

	United States Natural Gas Fund, L.P.
40,000	July 2015 Call @ $15.00	22,000

	Vanguard FTSE Europe ETF
8,000	June 2015 Call @ $56.00	7,600

	Vanguard FTSE Europe ETF
8,000	September 2015 Call @ $56.00	12,000

	Vanguard FTSE Europe ETF
6,000	June 2015 Call @ $58.00	2,400

	Vanguard FTSE Europe ETF
6,000	May 2015 Call @ $58.00	1,350

	Total Call Options (Premiums Paid $481,270) - 2.78%	$ 270,598

SHORT-TERM INVESTMENT - 7.63%
744,286	Invesco Stit Liquid Assets 0.01% **	744,286
TOTAL SHORT-TERM INVESTMENT (Cost $744,286) - 7.63%		744,286

TOTAL INVESTMENTS (Cost $11,955,645) - 126.12%		$12,304,556

LIABILITIES IN EXCESS OF OTHER ASSETS - (26.12)%		(2,548,066)

NET ASSETS - 100.00%		$ 9,756,490

* Represents non-income producing security during the period.
** Variable rate security; the money market rate shown represents the yield at March 31, 2015.
*** All or a portion of the security is being held as collateral for securities sold short and written options at March 31, 2015.
ADR - American Depositary Receipt
(a) Subject to call option written.
(b) Subject to purchased put option.
The accompanying notes are an integral part of these financial statements.

	Philadelphia Investment Partners New Generation Fund
	Schedule of Securities Sold Short
	March 31, 2015

Shares		Value

COMMON STOCK

Motor Vehicles & Passenger Car Bodies
1,250	Tesla Motors, Inc. *	$ 235,963

Personal Computers
250	Apple, Inc.	31,108

Services-Computer Programming, Data Processing, Etc.
6,000	Twitter, Inc. *	300,480

TOTAL COMMON STOCK (Proceeds $599,964)		$ 567,551

EXCHANGE TRADED FUNDS
6,250	SPDR S&P 500 ETF	$ 1,290,187
24,030	Vanguard MSCI Europe ETF	1,302,907

TOTAL EXCHANGE TRADED FUNDS (Proceeds $2,589,289)		$ 2,593,094

TOTAL SECURITIES SOLD SHORT (Total Proceeds $3,189,253)		$ 3,160,645

* Represents non-income producing security during the period.
The accompanying notes are an integral part of these financial statements.

Philadelphia Investment Partners New Generation Fund
Schedule of Options Written
March 31, 2015

	CALL OPTIONS WRITTEN *

Shares Subject	Underlying Security
to Call	Expiration Date/Exercise Price	Value

	Apple Inc.
1,500	April 2015 Call @ $140.00	$ 82

	Apple Inc.
2,000	May 2015 Call @ $135.00	3,290

	ACE Ltd.
2,000	May 2015 Call @ $120.00	400

	Alexion Pharmaceuticals, Inc.
1,000	May 2015 Call @ $200.00	1,575

	Amazon.com Inc.
3,000	April 2015 Call @ $365.00	35,775

	Avago Technologies Ltd.
2,500	April 2015 Call @ $130.00	6,625

	Caterpillar Inc.
1,000	May 2015 Call @ $92.50	80

	Chevron Corp.
1,500	June 2015 Call @ $110.00	2,438

	DryShips, Inc.
200,000	September 2015 Call @ $2.00	8,000

	EOG Resources, Inc.
1,000	April 2015 Call @ $110.00	50

	iShares MSCI Germany
4,500	April 2015 Call @ $29.00	4,950

	iShares MSCI Mexico Capped
2,500	September 2015 Call @ $65.00	1,663

	iShares MSCI South Africa
2,500	April 2015 Call @ $73.00	250

	Facebook, Inc.
1,500	April 2015 Call @ $75.00	11,100

	Freeport-McMoRan Inc.
2,500	May 2015 Call @ $22.00	612

	Gilead Sciences, Inc.
1,500	April 2015 Call @ $107.00	232

	Keurig Green Mountain, Inc.
1,500	September 2015 Call @ $120.00	15,187

	The Goldman Sachs Group, Inc.
1,500	April 2015 Call @ $190.00	3,660

	Google Inc.
400	May 2015 Call @ $600.00	1,560

	Herbalife Ltd.
11,500	April 2015 Call @ $35.00	91,138

	Herbalife Ltd.
5,000	August 2015 Call @ $35.00	58,500

	iShares Nasdaq Biotechnology
700	June 2015 Call @ $350.00	9,660

	iShares Nasdaq Biotechnology
500	June 2015 Call @ $400.00	825

	Lumber Liquidators Holdings, Inc.
11,500	April 2015 Call @ $30.00	30,763

	The Manitowoc Company, Inc.
7,500	September 2015 Call @ $21.00	18,938

	Market Vectors Russia ETF
1,000	May 2015 Call @ $18.00	500

	The Priceline Group Inc.
100	April 2015 Call @ $1,260.00	142

	PowerShares DB Energy ETF
30,600	July 2015 Call @ $17.00	27,540

	RadioShack Corp.
52,500	April 2015 Call @ $1.50	2,625

	Starbucks Corp.
1,500	April 2015 Call @ $100.00	240

	Tesla Motors, Inc.
3,200	April 2015 Call @ $200.00	7,552

	Twitter, Inc.
7,500	April 2015 Call @ $52.00	6,450

	United States Natural Gas Fund, L.P.
15,000	July 2015 Call @ $17.00	2,850

	Total Call Options Written (Premiums Received $380,869)	$ 355,252

	PUT OPTIONS WRITTEN *

Shares Subject	Underlying Security
to Put	Expiration Date/Exercise Price	Value

	ACE Ltd.
2,000	May 2015 Put @ $105.00	$ 1,500

	Alexion Pharmaceuticals, Inc.
1,500	May 2015 Put @ $175.00	15,000

	Amazon.com, Inc.
3,000	April 2015 Put @ $365.00	12,375

	Apple Inc.
2,000	May 2015 Put @ $120.00	7,100

	Avago Technologies Ltd.
1,000	April 2015 Put @ $110.00	375

	The Blackstone Group L.P.
6,000	June 2015 Put @ $37.00	6,510

	Chevron Corp.
1,500	June 2015 Put @ $100.00	3,855

	Cognizant Technology Solutions Corp.
3,000	April 2015 Put @ $57.50	300

	EOG Resources, Inc.
2,200	April 2015 Put @ $87.50	1,518

	Facebook, Inc.
1,500	April 2015 Put @ $75.00	210

	Gilead Sciences, Inc.
2,000	May 2015 Put @ $95.00	6,100

	The Goldman Sachs Group, Inc.
1,000	April 2015 Put @ $170.00	235

	Google, Inc.
400	May 2015 Put @ $525.00	3,000

	Herbalife Ltd.
7,500	April 2015 Put @ $35.00	2,587

	Herbalife Ltd.
5,000	August 2015 Put @ $35.00	21,375

	iShares MSCI Germany
8,000	April 2015 Put @ $27.00	800

	iShares MSCI Hong Kong
9,500	September 2015 Put @ $17.00	950

	iShares MSCI Japan
15,000	June 2015 Put @ $12.00	2,625

	iShares MSCI Mexico Capped
4,000	September 2015 Put @ $54.00	8,140

	iShares Nasdaq Biotechnology
300	June 2015 Put @ $285.00	877

	Keurig Green Mountain, Inc.
1,500	September 2015 Put @ $120.00	27,112

	Lumber Liquidators Holdings, Inc.
11,500	April 2015 Put @ $30.00	21,563

	The Manitowoc Company, Inc.
7,500	September 2015 Put @ $21.00	14,063

	Microsoft Corporation
6,000	April 2015 Put @ $42.00	9,060

	PowerShares DB Oil ETF
20,500	July 2015 Put @ $14.00	26,138

	The Priceline Group, Inc.
100	April 2015 Put @ $1,160.00	1,990

	Ship Finance International Ltd.
7,500	May 2015 Put @ $15.00	6,000

	Starbucks Corp.
2,500	April 2015 Put @ $80.00	125

	The Toronto-Dominion Bank
3,500	April 2015 Put @ $35.00	175

	United States Natural Gas Fund, L.P.
17,500	July 2015 Put @ $14.00	27,650

	Total Put Options Written (Premiums Received $327,904)	$ 229,308

TOTAL WRITTEN OPTIONS (Premium Received $708,773)		$ 584,560

* Represents non-income producing security during the period.
The accompanying notes are an integral part of these financial statements.

Philadelphia Investment Partners New Generation Fund
Statement of Assets and Liabilities
March 31, 2015

Assets:
Investments in Securities, at Value (Cost $11,955,645)	$ 12,304,556
Cash held at Broker for Securities Sold Short	1,119,083
Receivables:
Dividends	4,310
Portfolio Securities Sold	99,042
Due from Adviser	2,137
Prepaid Expenses	12,519
Total Assets	13,541,647
Liabilities:
Options Written, at Value (Premium Received $708,773)	584,560
Securities Sold Short, at Value (Proceeds $3,189,253)	3,160,645
Payables:
Dividend and Interest Expense on Short Positions	5,793
Trustee Fees	3,600
Shareholder Redemptions	309
Accrued Expenses	30,250
Total Liabilities	3,785,157
Net Assets	$ 9,756,490

Net Assets Consist of:
Paid In Capital	$ 10,545,372
Accumulated Net Investment Loss	(24,488)
Accumulated Realized Loss on Investments	(1,266,126)
Unrealized Appreciation in Value of Investments	501,732
Net Assets	$ 9,756,490

Shares Outstanding (Unlimited number of shares authorized, no par value)	760,397

Net Asset Value, Offering and Redemption Price Per Share	$ 12.83

Short-Term Redemption Price Per Share ($12.83 x 0.98) *	$ 12.57

* The Fund will impose a 2.00% redemption fee on shares redeemed within 60 days of purchase.
The accompanying notes are an integral part of these financial statements.

Philadelphia Investment Partners New Generation Fund
Statement of Operations
For the Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign tax withheld of $3,430)	$ 290,503
Interest	534
Total Investment Income	291,037

Expenses:
Advisory Fees (Note 4)	172,251
Transfer Agent & Accounting Fees	33,223
Administrative Fees	5,802
Shareholder Service Fees (Note 6)	28,901
Compliance Fees	4,968
Registration Fees	2,579
Audit Fees	18,459
Legal Fees	33,145
Insurance Fees	12,893
Miscellaneous Fees	7,207
Custodial Fees	6,089
Trustee Fees (Note 5)	3,169
Printing and Mailing	1,392
Interest Expense	69,506
Dividends on Securities Sold Short	75,407
Total Expenses	474,991
Fees Waived by the Advisor (Note 4)	(103,493)
Net Expenses	371,498

Net Investment Loss	(80,461)

Realized Gain/(Loss) on:
Investments in Securities	(517,353)
Investments in Options	(637,231)
Options Written	624,218
Capital Gains from Underlying Investment Companies	762
Securities Sold Short	(425,432)
Net Realized Loss on Investments, Options, and Securities Sold Short	(955,036)

Change in Unrealized Appreciation/(Depreciation) on:
Investments in Securities	(258,752)
Investments in Options	(339,074)
Options Written	100,107
Securities Sold Short	461,915
Net Change in Unrealized Depreciation	(35,804)

Net Realized and Unrealized Loss on Investments	(990,840)

Net Decrease in Net Assets Resulting from Operations	$(1,071,301)

The accompanying notes are an integral part of these financial statements.

Philadelphia Investment Partners New Generation Fund
Statements of Changes in Net Assets

	Year Ended
	3/31/2015	3/31/2014
Increase/(Decrease) in Net Assets From Operations:
Net Investment Loss	$ (80,461)	$ (60,921)
Net Realized Gain/(Loss) on Investments in Securities	(517,353)	1,462,607
Net Realized Loss on Investments in Options	(637,231)	(776,399)
Net Realized Gain/(Loss) on Options Written	624,218	(447,617)
Capital Gain Distributions from Underlying Investment Companies	762	927
Net Realized Gain/(Loss) on Securities Sold Short	(425,432)	453,740
Change in Unrealized Appreciation/(Depreciation) on Investments in Securities	(258,752)	148,123
Change in Unrealized Appreciation/(Depreciation) on Investments in Options	(339,074)	34,543
Change in Unrealized Appreciation/(Depreciation) on Options Written	100,107	(18,293)
Change in Unrealized Appreciation/(Depreciation) on Securities Sold Short	461,915	(75,220)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,071,301)	721,490

Distributions to Shareholders from:
Realized Gains	(3,242)	(884,947)
Paid in Capital	(108,756)	(399,697)
Total Distributions Paid to Shareholders	(111,998)	(1,284,644)

Capital Share Transactions (Note 7)	(597,023)	3,292,431

Total Increase (Decrease) in Net Assets	(1,780,322)	2,729,277

Net Assets:
Beginning of Year	11,536,812	8,807,535

End of Year (including accumulated net investment	$ 9,756,490	$11,536,812
loss of $88,991 and $8,530, respectively).

The accompanying notes are an integral part of these financial statements.

Philadelphia Investment Partners New Generation Fund
Financial Highlights
Selected data for a share outstanding throughout each period presented.

	Years Ended				Period Ended	(a)
	3/31/2015		3/31/2014	3/31/2013	3/31/2012

Net Asset Value, at Beginning of Period	$ 14.27		$ 15.01	$ 15.58	$ 15.00

From Investment Operations:
Net Investment Loss *	(0.10)		(0.09)	(0.12)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	(1.21)		1.19	0.34	0.67
Total from Investment Operations	(1.31)		1.10	0.22	0.58

Distributions from:
Realized Gains	0.00	(c)	(1.27)	(0.79)	-
Paid in Capital	(0.13)		(0.57)	-	-
Total from Distributions	(0.13)		(1.84)	(0.79)	-

Net Asset Value, at End of Period	$ 12.83		$ 14.27	$ 15.01	$ 15.58

Total Return **	(9.18)%		7.34%	1.59%	3.87%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,756		$ 11,537	$ 8,808	$ 7,557
Before Waiver/Recapture:
Ratio of Expenses to Average Net Assets	4.11%		4.52%	5.46%	6.80%	***
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	2.86%		3.04%	3.93%	5.71%	***
After Waiver/Recapture:
Ratio of Expenses to Average Net Assets	3.21%		3.21%	3.49%	3.05%	***
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	1.96%		1.73%	1.96%	1.96%	***
Ratio of Net Investment Loss to Average Net Assets	(0.70)%		(0.59)%	(0.78)%	(0.78)%	***
Portfolio Turnover	193.72%		334.78%	91.43%	120.12%	(b)

(a) For the period June 8, 2011 (commenced operations) through March 31, 2012
(b) Not Annualized for periods less than one year.
(c) Amount is less than $0.005.
* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

NOTE 1. ORGANIZATION

Philadelphia Investment Partners New Generation Fund (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest (the “Shares”) with no par value. Shares of the Trust may be offered in one or more classes or series. The Trust currently offers Shares of one diversified portfolio, also named Philadelphia Investment Partners New Generation Fund (the “Fund”).

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies.

The Board of Trustees (the “Board”) is authorized to engage an investment advisor and it has selected Philadelphia Investment Partners, LLC (the “Investment Advisor”) to manage the Fund’s portfolio and operations, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Investment Advisor is a New Jersey limited liability company that is registered as an investment advisor under the Investment Advisors Act of 1940, as amended. Under the Investment Advisory Agreement, the Investment Advisor provides investment advisory services to the Fund, including the day-to-day management of the Fund’s investments subject to the ultimate supervision of the Board.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. Exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects any risk of loss to be remote.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted (“GAAP”) in the United States of America.

Cash- The Fund maintains its cash in an account at its custodian bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits. A portion of cash is segregated as collateral for securities sold short and is included in "Cash with Broker for Securities Sold Short" on the Statement of Assets and Liabilities.

Use of Estimates- The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences may be significant.

Security Valuation- The Fund’s securities, including short positions, are valued at current market prices.  Investments in securities traded on a principal exchange (U. S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and ask price on the valuation date.  Securities for which market values are not readily available, or for which the Investment Advisor believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, or when there is a particular event that may affect the value of a security), are valued by the Investment Advisor at their fair values pursuant to guidelines established by the Board, and under the ultimate oversight of the Board.  Short-term fixed income securities with remaining maturities of 60 days or less and of sufficient credit quality, are valued at amortized cost.

Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded.  Options on indices are valued at the closing mid-market price.  If such prices are not available, options and futures contracts are valued by the Investment Advisor, pursuant to guidelines established by the Board and under the ultimate oversight of the Board, at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the markets where such securities and derivatives trade, such as security and bond prices, and interest rates.

In accordance with the Trust’s good faith pricing guidelines, the Investment Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Investment Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Share Valuation- The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

Security Transactions- Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

Redemption Fee – To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at fair value) if shares are redeemed within 60 days of initial purchase. Redemption fees are retained by the Fund. There was $219 in redemption fees collected by the Fund during the year ended March 31, 2015.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Income Taxes- The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended March 31, 2015, related to uncertain tax positions expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended March 31, 2015, the Fund did not incur any interest or penalties.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

Commission Recapture:  The Fund executed trades with a certain broker pursuant to a commission recapture agreement under which certain Fund expenses could be paid by such broker or rebates could be given to the Fund. For the year ended March 31, 2015, the amount received by the Fund under this arrangement was $45,682.

NOTE 3. SECURITY VALUATIONS

The Fund's securities are recorded at their fair value primarily on the basis of market quotations.  Certain short-term securities are valued on the basis of amortized cost.  If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  Since most of the Fund's investments are in U.S. common stocks traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs used to value the Fund’s assets measured at fair value as of March 31, 2015 is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs, including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2015:

	Financial Instruments—Assets
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$ 6,039,565	$ -	$ -	$ 6,039,565
Exchange Traded Funds	3,963,439	-	-	3,963,439
Limited Partnerships	944,980	-	-	944,980
Put Options Purchased	-	341,688	-	341,688
Call Options Purchased	-	270,598	-	270,598
Short-Term Investment	744,286	-	-	744,286
Total	$11,692,270	$612,286	$ -	$12,304,556

	Financial Instruments—Liabilities
Investments in Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$ (567,551)	$ -	$ -	$ (567,551)
Exchange Traded Funds	(2,593,094)	-	-	(2,593,094)
Call Options Written	-	(355,252)	-	(355,252)
Put Options Written	-	(229,308)	-	(229,308)
Total	$ (3,160,645)	$(584,560)	$ -	$ (3,745,205)

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended March 31, 2015. There were no transfers into or out of Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of the Fund, has an Investment Advisory Agreement with the Investment Advisor to furnish investment advisory and management services to the Fund. For its services, the Fund will pay the Investment Advisor an investment advisory fee, computed daily and payable monthly (in arrears) at an annual rate of 1.49% of the average daily net assets held in the Fund.

In the interest of limiting Fund expenses, the Investment Advisor has entered into a contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, the Investment Advisor has agreed to reduce its fees and/or reimburse expenses in order to limit the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, acquired fund fees and expenses, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.96% of the Fund’s average net assets. To the extent that the Fund incurs any excluded expenses (e.g., dividend expenses on securities sold short and interest expenses on borrowings), the net expenses will exceed 1.96%. This expense limitation agreement will have a term ending October 1, 2015. To the extent that the Investment Advisor reduces its fees and/or reimburses expenses to satisfy the expense limitation, it may seek repayment of a portion or all of such amounts at any time within three years after such amounts were reduced or reimbursed, subject to the 1.96% expense cap. Any such recoupment by the Investment Advisor is subject to approval by the Board. This expense limitation agreement may be terminated prior to October 1, 2015 only with the consent of the Board. For the year ended March 31, 2015, the Fund incurred advisory fees of $172,251, and the Advisor reduced its fees and reimbursed expenses in the amount of $103,493.  As of March 31, 2015, the Investment Advisor owed the Fund $2,137.

As of March 31, 2015, the following is subject to repayment by the Fund to the Investment Advisor pursuant to the expense limitation agreement:

Fiscal Year Ended	Recoverable Through	Fund
March 31, 2013	March 31, 2016	$148,967
March 31, 2014	March 31, 2017	$110,625
March 31, 2015	March 31, 2018	$103,493

Rafferty Capital Markets, LLC (“Rafferty”) will serve as the Fund’s primary underwriter and distributor of its Shares pursuant to an Underwriting Agreement with the Trust.  Rafferty serves for the limited purpose of acting as statutory underwriter to facilitate the distribution of Shares of the Fund.  During the period April 1, 2014 through October 14, 2014, the Fund charged a maximum front-end sales charge of 4.75%.  On October 14, 2014, the maximum front-end sales charge was terminated.  There were no aggregate underwriter concessions on all sales of Fund Shares during the year ended March 31, 2015.  For the year ended March 31, 2015, Rafferty did not receive a payment in sales commissions for the sale of Fund Shares.

NOTE 5. TRUSTEES’ FEES

The Trust does not pay its Independent Trustees, as that term is defined in the 1940 Act (the “Independent Trustees”), an annual retainer but does pay them a fee of $300 per meeting attended and reimburses them for their travel and incidental expenses incurred by them in connection with their attendance at Board meetings.  The Trustees and Officers of the Trust who are officers and employees of the Investment Advisor do not receive compensation from the Trust for their services and are paid for their services by the Investment Advisor.  The Trust’s Chief Compliance Officer is not an officer or employee of the Investment Advisor and is compensated directly by the Fund for his services.

NOTE 6. SHAREHOLDER SERVICE FEES

The Trust has adopted a Shareholder Services Plan that provides that the Fund may pay financial intermediaries and the Investment Advisor for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. The Shareholder Services Plan is not adopted pursuant to the Rule 12b-1 under the 1940 Act, and the fee under the Shareholder Services Plan is intended to be a “service fee” as defined under the Conduct Rules of the Financial Industry Regulatory Authority.  For the year ended March 31, 2015, the Fund incurred shareholder servicing fees of $28,901.

NOTE 7. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at March 31, 2015, was $10,545,372 representing 760,397 shares outstanding.

Transactions in capital stock were as follows:

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Capital	Shares	Capital
Shares sold	159,129	$ 2,195,255	183,336	$ 2,775,509
Shares reinvested	8,556	111,998	90,087	1,284,644
Shares redeemed	(216,004)	(2,904,495)	(51,303)	(767,722)
Redemption Fees	-	219	-	-
Net Increase (Decrease)	(48,319)	$ (597,023)	222,120	$ 3,292,431

NOTE 8. OPTIONS

Transactions in written options during the year ended March 31, 2015, were as follows:

	Number of	Premiums Received
	Contracts
Options outstanding at March 31, 2014	1,727	$ 291,518
Options written	30,507	3,800,712
Options exercised	(648)	(68,040)
Options expired	(10,916)	(835,228)
Options terminated in closing purchase transaction	(15,305)	(2,480,189)
Options outstanding at March 31, 2015	5,365	$ 708,773

Transactions in purchased options during the year ended March 31, 2015, were as follows:

	Number of	Premiums Paid
	Contracts
Options outstanding at March 31, 2014	5,154	$ 348,858
Options purchased	49,338	3,652,474
Options exercised	(520)	(45,525)
Options expired	(21,976)	(1,006,003)
Options terminated in closing sale transaction	(21,976)	(1,994,013)
Options outstanding at March 31, 2015	10,020	$ 955,791

The above option tables serve as indicators of the volume of options activity for the Fund.

The location on the Statement of Assets and Liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Financial Investment Type		Location
	Asset Derivatives
Options Purchased	$612,286	Investments in Securities, at Value

	Liability Derivatives
Options Written	$584,560	Options Written, at Value

All derivatives held during the year contained equity risk exposure. Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2015 by the Fund are recorded in the following locations in the Statement of Operations:

Financial Investment Type	Location	Realized Gain/(Loss)	Location	Change in Unrealized Appreciation/(Depreciation)
Options Purchased	Realized Loss on Investments in Options	($637,231)	Change in Unrealized Depreciation on Investments in Options	($339,074)
Options Written	Realized Gain on Options Written	$624,218	Change in Unrealized Appreciation on Options Written	$100,107

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security.  A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of March 31, 2015.

	Gross Amounts of Recognized Liabilities		Financial Instruments Pledged	Cash Collateral Pledged		Net Amount of Assets
Options Written	$584,560	(1)	$584,560	$ -	(2)	$ -

(1)

 Options written at value as presented in the Schedule of Options Written.

(2)

The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

NOTE 9. INVESTMENT TRANSACTIONS

For the year ended March 31, 2015, purchases and sales of investment securities other than U.S. Government obligations, short-term investments, options, and securities sold short aggregated $24,567,331 and $26,258,220, respectively. Purchases and sales of securities sold short aggregated $6,257,679 and $5,685,834, respectively. Purchases and sales of investments in options aggregated $3,652,474 and $2,408,417, respectively.  Purchases and sales of options written aggregated $2,759,138 and $3,800,712, respectively.

NOTE 10. TAX MATTERS

For the year ended March 31, 2015, the Fund paid a long-term capital gain distribution of $3,242 and a return of capital distribution of $108,756.

For the year ended March 31, 2014, the Fund paid a short-term capital gain distribution of $264,128, a long-term capital gain distribution of $620,819, and a distribution from paid in capital of $399,697.

At March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Other Book/Tax Differences	$(728,514)
Unrealized depreciation on value of investments	(60,368)
Total accumulated earnings	$(788,882)

At March 31, 2015, the cost of investments for federal income tax purposes was $8,619,719 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$783,383
Unrealized depreciation	(843,751)
Net unrealized depreciation *	$(60,368)

* The difference between book-basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales and straddles and income pass-through from publically traded partnerships.

For the year ended March 31, 2015, the Fund recorded the following reclassifications to the accounts listed below.  The reclassifications were primarily the result of the treatment of net operating losses.

Decrease Paid-in Capital	Increase Accumulated Undistributed Net Investment Income	Increase Accumulated Undistributed Realized Gains
$(66,002)	$64,503	$1,499

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal and state tax returns for the prior three fiscal years (2012-2014) remain subject to examination by the Internal Revenue Service.

NOTE 11. CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2015, Charles Schwab & Co., in omnibus accounts, in aggregate, owned approximately 99.77% of the Fund and may be deemed to control the Fund.

NOTE 12. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of Philadelphia Investment Partners New Generation Fund

We have audited the accompanying statement of assets and liabilities of the Philadelphia Investment Partners New Generation Fund, including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each year or period presented through March 31, 2013 have been audited by other auditors, whose report dated May 30, 2013, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Philadelphia Investment Partners New Generation Fund as of March 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                     BBD, LLP

Philadelphia, Pennsylvania

May 28, 2015

Philadelphia Investment Partners New Generation Fund Expense Illustration

March 31, 2015 (Unaudited)

Expense Example

As a shareholder of the Philadelphia Investment Partners New Generation Fund (the "Fund"), you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2014	March 31, 2015	October 1, 2014 to March 31, 2015

Actual	$1,000.00	$931.01	$14.83
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,009.57	$15.43

* Expenses are equal to the Fund's annualized expense ratio of 3.08%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND

TRUSTEES AND OFFICERS

MARCH 31, 2015 (UNAUDITED)

The following table provides information regarding each Trustee and Officer of the Trust. The mailing address for each Trustee and Officer is c/o the Trust, 1233 Haddonfield-Berlin Road, Suite #7, Voorhees, NJ  08043.

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served *	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Director **	All Directorships Held by Director during the Past Five Years ***

Interested Trustees:

Peter C. Zeuli Age: 46	Chairman of the Board, Trustee, President, Chief Financial Officer	2010	President and Founder of the Investment Advisor, 2000 to Present.	1	None

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served *	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Director **	All Directorships Held by Director during the Past Five Years ***

Independent Trustees:

Salvatore M. Cutrona, Sr. Age: 63	Trustee	2010	President, Salvatore M. Cutrona Family Foundation, Inc. ( a private charitable trust supporting educational initiatives) 2003 to present; President, Ledgerock Capital Partners, Inc. (investment and real estate management); Retired Partner, Accenture PLC, (a global management consulting firm) 1973 to 2003	1	None

Ronald H. Shear Age: 72	Trustee	2010	Chairman, G-2 Trading, LLC (a registered broker-dealer), September 2009 to Present; prior thereto, Affiliate, Campo Investment Partners, L.P. (a hedge fund), July 2007 to Present; Independent Trader, January 2007 to July 2007; Founder, Carlin Financial Group (a registered broker-dealer, 1991-2007.	1	None

John D. Zook Age: 65	Trustee	2010	Founder and Managing Director, Zook Dinon, PA (certified public accountants), 1979 to Present; Faculty Member, Accounting Department, LaSalle University, 1979 to Present	1	None

Officers:
David W. Kuhr Age: 54	Chief Compliance Officer	Since October 1, 2012	Chief Compliance Officer of Ancora Advisors LLC 2003 -2011; Director of Compliance of Ancora Securities, Inc .2003-2011; Director of Compliance of Ancora Capital Inc.2003-2010; Director of Compliance of The Ancora Group, 2010-2011; President of Green Bar Consulting, Inc. 2011 to Present.	1	None

Brandon M. Pokersnik Age: 36	Secretary	Since March 12, 2015	Fund Accountant at Mutual Shareholder Services, LLC, January 2008 to Present; President of Empirical Administration, LLC, July 2013 to Present.	1	None

* Board members are elected for an indefinite term. Each Trustee holds office until next annual meeting of shareholders at which Trustees are elected following his or her election or appointment, and until his or her successor has been elected and qualified.

** Currently, there is only one portfolio and no fund complex.

*** Includes directorship of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. “public companies”), or other investment companies registered under the 1940 Act.

PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on August 29, 2011. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-899-8344, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-888-899-8344 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-888-899-8344 to request a copy of the SAI or to make shareholder inquiries.

INVESTMENT ADVISOR

Philadelphia Investments Partners, LLC

1233 Haddonfield-Berlin Road, Suite 7

Voorhees, NJ  08043

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA  19103

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH  45202

CUSTODIAN

Union Bank

350 California Street

San Francisco, CA  94104

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2015

$ 13,000

FY 2014

$ 13,000

(b)

Audit-Related Fees

Registrant

FY 2015

$ 0,000

FY 2014

$ 0,000

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2015

$ 2,000

FY 2014

$ 2,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2015

$ 2,000

FY 2014

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND

By /s/Peter C. Zeuli

*Peter C. Zeuli

Trustee, Chief Executive Officer, and Chief Financial Officer

Date June 2, 2015

* Print the name and title of each signing officer under his or her signature.